SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2003

GLOBAL IMAGING SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-24373	59-3247752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3820 Northdale Blvd., Suite 200A, Tampa, FL 33624

(Address of principal executive offices—zip code)

(813) 960-5508

(Registrant’s telephone number, including area code)

Not applicable

(former name or former address, if changed since last report)

Item	12. Results of Operations and Financial Condition.

On July 23, 2003, we issued a press release announcing our financial results for the quarter ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information contained in this Form 8-K is being furnished pursuant to Item 12 of Form 8-K. This report has been filed with the electronic filing system of the Securities and Exchange Commission as a Form 8-K containing Item 9 disclosure, as directed by the Commission in Release No. 34-47583. The information set forth in this Form 8-K, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2003	GLOBAL IMAGING SYSTEMS, INC. By: /s/ Raymond Schilling Raymond Schilling Senior Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
99.1	Press Release of Global Imaging Systems, Inc. dated July 23, 2003.